T. Rowe Price Global Real Estate Fund

Supplement to Prospectus Dated May 1, 2020

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2021, Jai Kapadia will become portfolio manager and Chair of the fund’s Investment Advisory Committee and Nina Jones will transition from her role as portfolio manager and Chair of the fund’s Investment Advisory Committee. Mr. Kapadia joined T. Rowe Price in 2011.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2021, Jai Kapadia will become portfolio manager and Chair of the fund’s Investment Advisory Committee and Nina Jones will transition from her role as portfolio manager and Chair of the fund’s Investment Advisory Committee. Mr. Kapadia joined T. Rowe Price in 2011 and his investment experience dates from 2004. During the past five years, Mr. Kapadia served as a member of the fund’s Investment Advisory Committee responsible for selecting the fund’s investments in the Asia-Pacific region (beginning 2019) and previously, as an analyst and associate director of research in the Equity Research Group of T. Rowe Price in Hong Kong, covering Asian conglomerates, real estate and Indian pharmaceuticals.

The date of this supplement is December 21, 2020.

F173-041 12/21/20